UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM ABS-15G

ASSET-BACKED SECURITIZER

REPORT PURSUANT TO SECTION 15G OF

THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box to indicate the filing obligation to which this form is intended to satisfy:

☐	Rule 15Ga-1 under the Exchange Act (17 CFR 240.15Ga-1) for the reporting period to

Date of Report (Date of earliest event reported):

Commission File Number of securitizer:

Central Index Key Number of securitizer:

Name and telephone number, including area code, of the person to contact in connection with this filing.

Indicate by check mark whether the securitizer has no activity to report for the initial period pursuant to Rule 15Ga-1(c)(1)  ☐

Indicate by check mark whether the securitizer has no activity to report for the quarterly period pursuant to Rule 15Ga-1(c)(2)(i)  ☐

Indicate by check mark whether the securitizer has no activity to report for the annual period pursuant to Rule 15Ga-1(c)(2)(ii)  ☐

☒	Rule 15Ga-2 under the Exchange Act (17 CFR 240.15Ga-2)

Central Index Key Number of depositor: 0001408356

SolarCity FTE Series 1, LLC

(Exact name of issuing entity as specified in its charter)

Central Index Key Number of issuing entity (if applicable): 0001659425

Central Index Key Number of underwriter (if applicable): Not applicable

Seth R. Weissman, (650) 638-1028

Name and telephone number, including area code, of the person to contact in connection with this filing

Explanatory Note: For the purpose of furnishing this Form ABS-15G, the “depositor” signing below is the originator, SolarCity Finance Company, LLC, as there is no intermediate transfer of assets from the originator to the issuing entity. The originator does not have a Central Index Key Number. The Central Index Key Number of the depositor listed above is the Central Index Key Number of the originator’s parent, SolarCity Corporation.

INFORMATION TO BE INCLUDED IN THE REPORT

FINDINGS AND CONCLUSIONS OF THIRD-PARTY DUE DILIGENCE REPORTS

Item 2.01	Findings and Conclusions of a Third-Party Due Diligence Report Obtained by the Issuer

The FTE1 Portfolio will represent approximately 12,000 residential rooftop PV installations which are sold to homeowners through the SolarCity MyPower Solar Home Improvement Agreement.

The PV systems are expected to be geographically dispersed throughout the United States, with California, Colorado, and Arizona expected to have about 95.8% of the installed systems. The remaining systems are expected to be principally located in states along the Eastern seaboard.

Procedures for Sales, Design and Construction

From mid-2013 to mid-2015, SolarCity significantly reduced the median time from sales to installation (from ~130 days to 65 days) via a combination of volume-based pay incentives, the use of box trucks, and wider use of (and greater experience with) Zep racking solutions.

Based on previous DNV GL audits of process documentation, system photos, and design drawings, there is sufficient evidence to conclude that SolarCity’s stated procedures for sales, design and installation are generally being followed.

DNV GL has reviewed SolarCity’s Digital Job Checkout (dJCO). DNV GL recommends that additional quality control measures be implemented by the field installation crews to reduce the frequency of installation defects. The installation quality checklist could be integrated into an updated dJCO. DNV GL recommends that the installation quality checklist be evaluated prior to job closure and owned by the job leader.

SolarCity’s installation quality observed by DNV GL is at the higher end of the range observed in the industry. SolarCity appears to be placing further emphasis on quality with their Installation Quality Program. As of July 2015, SolarCity is inspecting more than 10% of installed jobs in California, Arizona, and Colorado, the primary regions in the FTE1 portfolio. The number of service calls as a percentage of installations has decreased from 10% in February 2015 to 5% in September 2015.

DNV GL understands that the Sponsor will prioritize and fix defects according to its remediation procedure. Further monitoring is recommended to track issue prevalence over time and by region.

Equipment Selection

The Portfolio’s primary PV module suppliers will be Kyocera, REC, Yingli, Trina, and Canadian Solar, while the primary inverter suppliers will be ABB/Power-One, Fronius, and SolarEdge. All SolarCity residential systems use string inverters (i.e. none use microinverters).

Modules

A large majority of the module types to be used in the FTE1 Portfolio are subject to SolarCity’s ongoing QA/QC efforts, which include laboratory testing (i.e. post-LID performance vs. nameplate capacity, and reliability testing according to IEC 61215), inspections of incoming modules by SolarCity’s Zep Solar team, and factory audits. DNV GL considers such efforts to be in line with industry best practices, and an improvement vs. historical industry practices where such QA/QC measures were not performed.

Taking the results of SolarCity’s product qualification and ongoing batch testing into consideration, and based on our engineering judgment, DNV GL considers that a P90 degradation rate of 1.2%/year is considered reasonable for this Portfolio.

Inverters

ABB/Power-One, Fronius, and SolarEdge comprise 99.9% of the FTE1 Portfolio. ABB/Power-One (transformerless string inverters), Fronius, and SolarEdge (string inverters plus module-level dc optimizers) are leading industry vendors. DNV GL is familiar with ABB/Power-One’s and SolarEdge’s product lines, although detailed O&M information from SolarCity for each inverter manufacturer has not been reviewed. ABB/Power-One, Fronius, SolarEdge, Delta, and SMA all come with at least a 10 year warranty.

DNV GL estimates that string inverters will have an average service life of 12 years and will be replaced at a total cost of $0.09-$0.13/Wac, which is supported by the latest pricing and lifetime data as discussed in the Financial Model Review chapter.

Racking

The Portfolio is predominantly expected to use a SleekMount™ racking system from Zep Solar. For Zep racking systems, the Sponsor performs structural calculations using an assumed wind loading as part of the system design process. In the course of its due diligence, DNV GL has not become aware of structural or grounding-related issues with the Zep racking system.

Metering and Communications

Production readings taken at the inverter are communicated via ZigBee, a short wave radio communications protocol, to a router inside the home and from there to SolarCity’s headquarters via the internet. As a default setting, production readings are uploaded via the router at 15 minute intervals. In the event of a loss of communications, the inverters have the ability to store data locally, often for a month or more. As of July 2014, about 5.5% of SolarCity’s portfolio had monitoring that was temporarily offline for various reasons, the largest among them understood to be related to problems with homeowner internet connectivity.

Procedure for Forecasting Electric Output

SolarCity’s energy production estimates are derived using the PVWatts forecasting engine, developed by the National Renewable Energy Laboratory (NREL). When applying the PVWatts algorithm, SolarCity uses the TMY2 data set in the continental US or TMY3 data set for Hawaii (HI) and Puerto Rico (PR) offered by PVWatts combined with a set of general loss factors. For technology and shading, site specific loss factors are taken from look-up tables. The PVWatts model sacrifices some accuracy and flexibility in order to increase accessibility and reduce runtime. That said, the use of PVWatts is considered reasonable for portfolios of several thousand PV systems. The uncertainty of an estimate for any single home using PVWatts is high, but the combined uncertainty for a geographically diverse portfolio of thousands of rooftops is much lower.

SolarBid acts as the proposal and system reporting portal for all systems. SolarCity’s energy estimate methodology has changed over time with different de-rate values used for the various iterations of the model. Major energy estimation methodologies include SolarBid/Solmetric (referred to as “SolarBid”), SolarBid/SPRITE2 (“SPRITE2”), and SolarBid/SPRITE3 (“SPRITE3”). SolarCity’s energy estimates produced for the various iterations of the model can be significantly different on the order of 2-7%.

It is anticipated that 1% of the FTE1 Portfolio systems will use the SolarBid energy estimation methodology, 85% will use the SPRITE2 methodology, and 3% will use the SPRITE3 methodology, with 11% of the Portfolio’s energy methodologies being undefined. The use of the SPRITE shading tool to calculate shading at the PV system is a change from SolarCity’s Solmetric SunEye method used in creating energy estimates in the production data set reviewed by DNV GL. To understand the difference between these two methods and any potential biasing in forecasting energy for the Portfolio, SolarCity has supplied data for 30 PV systems that used both the Solmetric SunEye tool and SPRITE tool in the creation of SolarCity’s energy estimate. DNV GL analyzed the difference and applied the result to its production analysis.

In order to verify SolarCity’s use of their stated procedure, and the level of process consistency with respect to energy estimation, DNV GL has attempted to replicate energy forecasts for specific PV systems by manually entering system information into SolarBid for 10 independently selected systems. DNV GL has observed reasonable agreement between system drawings and shading. DNV GL was able to independently verify SolarCity’s production estimates to within +/- 1% for 8 of 10 PV systems. Subsequently, SolarCity provided updated proposals for the two systems outside of +/-1% utilizing the most updated methodology. DNV GL has, with the help of SolarCity, been able to reconcile the differences in the energy estimates to within +/-1% for 10 of 10 PV systems. DNV GL has considered the validation results and has assigned an appropriate uncertainty, as part of the “measurement/data reliability” uncertainty, to account for error in its own forecast due to error in SolarCity’s energy estimates.

Analysis of SolarCity’s Operational PV Systems

DNV GL has analyzed a sample of SolarCity’s operating PV systems. From this analysis DNV GL has made the following observations.

1.	Some of SolarCity’s production data is measured by the inverter and shows a bias when compared to utility metered production. DNV GL has corrected for this bias in the production data set where applicable.

2.	DNV GL has utilized global horizontal irradiation (GHI) estimates from SolarAnywhere[1] to account for any above or below average solar resource for each system in the Production Sample. The analysis shows that most states solar resource over the systems’ operational period has been more favorable than that expected over a long-term period. Massachusetts and California had the most significant deviation, 2.9% and 2.8%, respectively, above the long-term prediction for these states. DNV GL has corrected for solar resource bias in the production data set where applicable.

3.	Overall, on average, SolarCity’s operating PV systems have outperformed their pre-construction estimates by 2.2% after the weather adjustment. The standard deviation of the production ratio is 10.7%. The relatively high variance in production ratio shows that while the majority of the PV systems outperform their pre-construction estimates, some PV systems do not. These results are representative of the previous SolarBid energy estimate process and will not reflect performance expectations for systems initiated using the SPRITE process.

4.	DNV GL has separated PV systems by region, in this case by state, after observing a difference in production ratio distributions between these regions. Regional results show similar trends as the entire data set with some regions such as Connecticut (CT) and New Jersey (NJ) showing relatively good agreement between actual and expected production and other regions such as Arizona (AZ) showing that PV systems have outperformed expectations by 6.5%. The standard deviation of production ranges from 6.9% in Texas (TX) to 13.9% in Pennsylvania (PA).

5.	Approximately 99% of the Portfolio’s systems will use the SPRITE energy estimate methodology. SolarCity’s SPRITE energy estimate methodology was not used to produce the expected energy estimates used in the Production Sample and therefore the production analysis results are not completely applicable to the Portfolio. In order to forecast for the Portfolio, DNV GL has adjusted the Production Sample data to be representative of the SPRITE energy estimate methodology. The Portfolio will include systems originated from both the SPRITE2 and SPRITE3 energy estimate methodologies.

6.	SolarCity’s SPRITE2 energy estimate method removes the inverter efficiency de-rate and produces higher energy estimates, by approximately 2-7%, than the SolarBid method used in the production sample. DNV GL has considered each system’s inverter model and corresponding efficiency to adjust the Production Sample to provide representative Production Ratios for the SPRITE2 energy estimate method.

[1]	https://solaranywhere.com/Public/About.aspx

7.	SolarCity’s SPRITE energy estimate method removes the SolarEdge shading “boost” and provides lower energy estimates for systems using SolarEdge inverters. DNV GL has adjusted the Production Sample systems using SolarEdge inverter to provide representative Production Ratios of the SPRITE2 and SPRITE3 energy estimate methods.

8.	SolarCity’s proposed shading tool for the Portfolio results in a mean production ratio 0.7% lower than the previous shading tool’s mean production ratio from a sample of 30 PV systems. To account for this bias, DNV GL has reduced the regional mean Production Ratios by 0.7% when determining regional correction factors.

9.	The production data set is lacking a sufficient number of systems in the region of Rhode Island and New Mexico with over one year of operational history. In the absence of production data from Rhode Island, DNV GL has elected to use the correction factors from the nearby regions of CT. In the absence of production data from New Mexico, DNV GL has elected to use the linear average of the correction factors from Arizona, Colorado, and West Texas.

10.	For any particular PV system, the production estimate is obtained by multiplying the regional correction factor and SolarCity’s as-built year 1 energy estimate. A Portfolio average correction factor is calculated to be 0.967.

Table 1 Correction Factors of the Portfolio

Region	Systems (%)	Correction Factor	1-yr Total Uncertainty[2] (%)	10-yr Total Uncertainty[2] (%)
CO	12.1%	0.906	3.7%	3.4%
AZ	4.2%	1.020	3.4%	3.2%
CA-Central Coast	5.9%	0.987	4.6%	3.5%
CA-Central Valley	15.4%	0.958	4.6%	3.5%
CA-East Bay	4.4%	1.019	4.6%	3.6%
CA-LA	19.4%	0.940	4.6%	3.5%
CA-No Cal	5.9%	1.028	4.6%	3.6%
CA-Northern Coast	2.8%	1.020	4.6%	3.6%
CA-SD	11.1%	0.989	4.6%	3.5%
CA-South Bay	9.4%	0.979	4.6%	3.5%
CA-South Desert	4.6%	0.989	4.6%	3.6%
CA-South Valley	0.7%	0.941	4.7%	3.8%
CT	0.9%	0.968	5.6%	4.5%
HI	0.1%	1.019	5.3%	4.9%
MA	1.2%	0.959	5.3%	3.7%
MD	0.3%	0.955	4.6%	3.1%
NJ	0.3%	0.964	4.9%	3.1%
NM1	0.4%	0.964	4.3%	3.9%
NV	0.0%	0.979	4.8%	4.6%
NY	1.0%	0.940	4.7%	2.7%
PA	0.0%	0.943	15.0%	14.5%
RI1	0.0%	0.965	9.6%	9.0%
Portfolio	100%	0.967	4.1%	3.4%

1.	Denotes a region with insufficient production data for empirical result.
2.	Uncertainty when Correction Factor is applied to the aggregate forecast for all Portfolio PV systems in the respective region.

11.	Energy estimates for years 2-20 were derived by extending the first year forecast over the 20 year forecast period by assuming a degradation and availability loss factor. The regional uncertainty of the forecasts were considered and combined using a portfolio effect analysis, resulting in a 1 year and 10 year total Portfolio uncertainty of 4.1% and 3.4%, respectively. The resulting forecast for each P-level is shown in the figure below, along with SolarCity’s own estimate. SolarCity’s estimate is higher (more aggressive) than the DNV GL estimate for years 1-30.

Figure 1 DNV GL estimate of Portfolio production for various exceedance levels relative to SolarCity’s base case estimate

MyPower Solar Home Improvement Agreement

The MyPower Solar Home Improvement Agreement (“Loan Agreement”) describes the terms of the SolarCity sale and installation of a residential solar PV system, as well as payments required by Customer for energy generated by the system. The Loan Agreement appears to be an acceptable contractual structure for the Portfolio. The principal technical challenges related to these contracts are the need for: (1) production guarantees to be appropriately sized; and (2) homeowner-related underperformance issues (including gradual shading increases) to be detected and communicated such that amounts invoiced are in line with the Portfolio’s revenue expectations.

Management and Services Agreement Review

Under the Management Agreement and Servicing Agreement the Manager and Servicer will perform maintenance, monitoring, reporting, and administrative functions in support of the commercial operations of the Portfolio’s PV systems. DNV GL considers the scope of services to be comprehensive and acceptable. The Manager and Servicer’s performance standards are generally defined and the Management Agreement and Servicing Agreement do not have explicit performance requirements. The Manager receives a Manager Fee of $20 per kWdc of capacity for its services each year, escalating at 2% per year annually; together with a Servicing Fee of $5/kWdc which also escalate at 2% per year, the all-in fees are ~$25/kWdc/year. DNV GL considers such fees to be within the range observed in the industry. The Portfolio’s separate inverter reserve provisions should help address the risk that the actual cost of servicing the PV systems may exceed the fees in years 10+ after inverter warranties expire.

Operating System Review

DNV GL has performed electrical and structural design checks on 10 residential systems from the FTE1 Portfolio; these systems were designed during the period of Q4-2014 through Q3-2015.

Electrical Design Review

The design checking and documentation management appears to be generally more rigorous than that of other industry participants that DNV GL has reviewed. DNV GL did not identify any significant design issues that would be expected to impact project safety or performance. One significant code-compliance issue was noted; however the issue can be easily corrected by installation of the correct PV breaker. DNV GL does not expect that the PV systems in the Portfolio are at above-normal risk of electrical issues.

Structural Design Review

In summary, from the review of the ten sampled sites, DNV GL concludes that the design checking and documentation management appears to be similar to other industry participants that it has reviewed. The installation appears to be consistent with the design plans from the provided post installation photos. Risk of system or structural failure is typically low for the type of roof mounted systems sampled. DNV GL does not expect that the PV systems in the Portfolio are at above-normal risk of structural issues. However, structural calculation indicated the need for framing upgrades for three projects. DNV GL noticed that the roof structural upgrade details or photographs confirming the upgrades were installed are missing for two of the projects where upgrades were required.

Site Visit Results

The site visits conducted by DNV GL confirmed that SolarCity has achieved system construction quality at the higher end of the range observed in the industry. In isolated cases, deviations from SolarCity’s established procedures and best practices may result in unscheduled maintenance expenses (e.g. electrical faults or roof repairs), which should be considered in the financial model review. Still, on the whole, the residential site inspections provide evidence that SolarCity’s sales and EPC process as reviewed by DNV GL is being satisfactorily followed in various regions throughout the country.

Financial Model Review

DNV GL has not received the specific financial model used for the FTE1 Portfolio. Common inputs to a financial model include energy production forecasts and inverter reserve values. DNV GL provides commentary on both energy production estimates for the Portfolio and proposed inverter reserve sizing.

Energy Production

SolarCity’s procedure for generating energy production estimates results in a slightly aggressive first year energy estimate. On a Portfolio-wide basis, the average of expected output relative to SolarCity’s estimates for year 1 is 0.967. The estimate variance is wide enough that a minority of systems are expected to have performance guarantee payouts over time. DNV GL has not been requested to model the potential impact of such performance guarantee payouts in its scope.

Inverter Reserve Sizing

DNV GL expects the proposed inverter reserve sizing of $0.09/Wac to $0.13 / Wac to be a reasonable estimate for the long-term cost of replacement of the inverters in the Portfolio.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the reporting entities have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SOLARCITY FINANCE COMPANY, LLC, as Originator

By:	/s/ Seth R. Weissman
Name: Seth R. Weissman
Title: President

Date: December 3, 2015